UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 21, 2009

                                   -----------

                         STERLING FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Washington                       0-20800                 91-1572822
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                111 North Wall Street, Spokane, Washington 99201
               (Address of principal executive offices) (Zip Code)

                                 (509) 458-3711
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

On September 21, 2009, Sterling Financial Corporation ("Sterling") held a special meeting of shareholders to vote on the approval of a proposal to amend Sterling's Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 750,000,000 shares. The proposal was approved, with approximately 33,043,838 shares, or 63.06% of the outstanding shares entitled to vote, voting in favor of the proposal.

                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        STERLING FINANCIAL CORPORATION
                                        ------------------------------
                                                 (Registrant)


September 21, 2009                      By: /s/ Daniel G. Byrne
------------------                          -------------------
      Date                                  Daniel G. Byrne
                                            Executive Vice President, Assistant
                                            Secretary, and Principal Financial
                                            Officer